SUB-ITEM 77Q1(a)

Two amendments, each dated March 10, 2005, to the Amended and Restated Declaration of Trust, dated December 16, 2004, are contained in Post-Effective Amendment No. 46 to the Registration Statement for MFS Series Trust I (File Nos. 33-7638 and 811-4777), as filed with the Securities and Exchange Commission via EDGAR on March 31, 2005, under Rule 485 under the Securities Act of 1933. Such document is incorporated herein by reference.

The amendment dated April 1, 2005, to the Amended and Restated Declaration of Trust, dated December 16, 2004, is contained in the Post-Effective Amendment No. 46 to the Registration Statement for MFS Series Trust I (File Nos. 33-7638 and 811-4777), as filed with the Securities and Exchange Commission via EDGAR on March 31, 2005, under Rule 485 under the Securities Act of 1933. Such document is incorporated herein by reference.

Appendix A, dated June 28, 2005, to the Master Amended and Restated By-Laws for MFS Series Trust I, dated January 1, 2002 as revised June 23, 2004, is contained in the Post-Effective Amendment No. 57 to the Registration Statement for MFS Series Trust X (File Nos. 33-1657 and 811-4492), as filed with the Securities and Exchange Commission via EDGAR on September 28, 2005, under Rule 485 under the Securities Act of 1933. Such document is incorporated herein by reference.

                                SUB-ITEM 77Q1(a)

                               MFS SERIES TRUST I

                            MFS MANAGED SECTORS FUND

         Pursuant to Sections 6.9 and 9.3 of the Amended and Restated Declaration of Trust dated December 16, 2004, as amended (the "Declaration"), of MFS Series Trust I, a business trust organized under the laws of The Commonwealth of Massachusetts (the "Trust"), the undersigned, constituting a majority of the Trustees of the Trust, do hereby certify that MFS Managed Sectors Fund, a series of the Trust, has been terminated.

         IN WITNESS WHEREOF, a majority of the Trustees of the Trust have executed this amendment, in one or more counterparts, all constituting a single instrument, as an instrument under seal in The Commonwealth of Massachusetts, as of this 29th day of June, 2005 and further certify, as provided by the provisions of Section 9.3(d) of the Declaration, that this amendment was duly adopted by the undersigned in accordance with Section 9.3(a) of the Declaration.

LAWRENCE H. COHN

Lawrence H. Cohn
45 Singletree Road
Chestnut Hill MA  02467

DAVID H. GUNNING

David H. Gunning
2571 N. Park Blvd.
Cleveland Heights OH  44106


WILLIAM R. GUTOW

William R. Gutow
3 Rue Dulac
Dallas TX  75230

MICHAEL HEGARTY

Michael Hegarty
177 Old Briarcliff Road
Briarcliff Manor NY  10510

J. ATWOOD IVES

J. Atwood Ives
17 West Cedar Street
Boston MA  02108

AMY B. LANE

Amy B. Lane
9716 S.E. Sandpine Lane
Hobe Sound FL  33455

ROBERT J. MANNING

Robert J. Manning
13 Rockyledge Road
Swampscott MA  01907

LAWRENCE T. PERERA

Lawrence T. Perera
18 Marlborough Street
Boston MA  02116

ROBERT C. POZEN

Robert C. Pozen
9 Arlington Street
Boston MA 02116

J. DALE SHERRATT

J. Dale Sherratt
86 Farm Road
Sherborn MA  01770

LAURIE J. THOMSEN

Laurie J. Thomsen
235 Nashawtuc Road
Concord MA 01742

87425

                                SUB-ITEM 77Q1(a)

                               MFS SERIES TRUST I

                           CERTIFICATION OF AMENDMENT

                           TO THE DECLARATION OF TRUST

                             TERMINATION OF CLASSES

         Pursuant to Section 9.2(b) of the Amended and Restated Declaration of Trust, dated as of December 16, 2004, as amended (the "Declaration"), of MFS Series Trust I (the "Trust"), the undersigned, constituting a majority of the Trustees of the Trust, do hereby certify that class J shares of the MFS Strategic Growth Fund, a series of the Trust, has been terminated effective upon the filing of this instrument with the Secretary of State of The Commonwealth of Massachusetts.

         IN WITNESS WHEREOF, a majority of the Trustees of the Trust have executed this amendment, in one or more counterparts, all constituting a single instrument, as an instrument under seal in The Commonwealth of Massachusetts, as of this 15th day of April, 2005 and further certify, as provided by the provisions of Section 9.3(c) of the Declaration, that this amendment was duly adopted by the undersigned in accordance with Section 9.3(a) of the Declaration.

LAWRENCE H. COHN

Lawrence H. Cohn
45 Singletree Road
Chestnut Hill MA  02467

DAVID H. GUNNING

David H. Gunning
2571 N. Park Blvd.
Cleveland Heights OH  44106


WILLIAM R. GUTOW

William R. Gutow
3 Rue Dulac
Dallas TX  75230

MICHAEL HEGARTY

Michael Hegarty
177 Old Briarcliff Road
Briarcliff Manor NY 10510

J. ATWOOD IVES

J. Atwood Ives
17 West Cedar Street
Boston, MA  02108

ROBERT J. MANNING

Robert J. Manning
13 Rockyledge Road
Swampscott MA 01907

LAWRENCE T. PERERA

Lawrence T. Perera
18 Marlborough Street
Boston MA  02116

ROBERT C. POZEN

Robert C. Pozen
8 Arlington Street
Boston MA  02116

J. DALE SHERRATT

J. Dale Sherratt
86 Farm Road
Sherborn MA  01770

LAURIE J. THOMSEN

Laurie J. Thomsen
235 Nashawtuc Road
Concord MA 01742

                                SUB-ITEM 77Q1(g)

A copy of the agreement and other documents relevant to the information sought in Sub-Item 77M are contained in the Trust's Registration Statement on Form N-14 on behalf of the Fund (File No. 333-122916), as filed with the Securities and Exchange Commission via EDGAR on February 18, 2005, under Rule 488 under the Securities Act of 1933. Such documents are incorporated herein by reference.

A copy of the agreement and other documents relevant to the information sought in Sub-Item 77M are contained in the Trust's Registration Statement on Form N-14 on behalf of the Fund (File No. 333-122915), as filed with the Securities and Exchange Commission via EDGAR on February 18, 2005, under Rule 488 under the Securities Act of 1933. Such documents are incorporated herein by reference